Exhibit 10.6

FIFTH THIRD AUTO TRUST 2019-1

AMENDED AND RESTATED TRUST AGREEMENT

among

FIFTH THIRD HOLDINGS FUNDING, LLC,

as the Depositor,

THE BANK OF NEW YORK MELLON,

as the Owner Trustee

and

BNY MELLON TRUST OF DELAWARE,

as the Delaware Trustee

Dated as of May 8, 2019

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(continued)

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(continued)

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(continued)

Exhibit A	Form of Certificate
Exhibit B	Form of Certificate Investor Representation Letter
Exhibit C	Form of Notice Requests to Repurchase Receivables
Exhibit D	Form of Registration of Certificate Transfer Direction Letter Pursuant to the Trust Agreement
Exhibit E	Form of Owner Trustee’s and Delaware Trustee’s Annual Certification Regarding Item 1117 and Item 1119 of Regulation AB

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This AMENDED AND RESTATED TRUST AGREEMENT is made as of May 8, 2019 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”) among FIFTH THIRD HOLDINGS FUNDING, LLC, a Delaware limited liability company, as the depositor (the “Depositor”), THE BANK OF NEW YORK MELLON, a New York banking corporation, as the owner trustee (in such capacity, the “Owner Trustee”), and BNY MELLON TRUST OF DELAWARE, a Delaware banking corporation, as the Delaware trustee (in such capacity, the “Delaware Trustee”).

RECITALS

WHEREAS, the Depositor, the Owner Trustee and the Delaware Trustee entered into that certain Trust Agreement dated as of March 26, 2019 (the “Original Trust Agreement”) and filed a certificate of trust with the Secretary of State of the State of Delaware, pursuant to which the Issuer (as defined below) was created; and

WHEREAS, in connection with the issuance of the Notes, the parties have agreed to amend and restate the Original Trust Agreement;

NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Capitalized Terms. Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A to the Sale Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale Agreement”) between the Issuer and the Seller, which contains rules as to usage that are applicable herein.

SECTION 1.2 Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or

Amended and Restated Trust Agreement (FTAT 2019-1)

definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all such variations thereof means “including without limitation”; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

ARTICLE II

ORGANIZATION

SECTION 2.1 Name. The trust created under the Original Trust Agreement and continued hereby is known as “Fifth Third Auto Trust 2019-1” (the “Issuer”), in which name the Owner Trustee, the Delaware Trustee, the Administrator and the Servicer (to the extent set forth in the Transaction Documents) may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued.

SECTION 2.2 Office. The Delaware office of the Issuer shall be in the care of the Delaware Trustee at its Corporate Trust Office, or at such other address in the State of Delaware as the Delaware Trustee may designate by written notice to each Certificateholder, the Depositor and the Administrator. The New York, New York office of the Issuer shall be in care of the Owner Trustee at its Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to each Certificateholder, the Depositor and the Administrator.

SECTION 2.3 Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

(a)    to issue the Notes pursuant to the Indenture and to issue the Certificates pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificates and to pay interest on and principal of the Notes to the Noteholders and to make distributions to the Certificateholders;

(b)    to acquire the property and assets set forth in the Sale Agreement from the Depositor pursuant to the terms thereof, to make deposits to and withdrawals from the Collection Account, the Principal Distribution Account, the Designated Certificateholder Account and the Reserve Account and to pay the organizational, start-up and transactional expenses of the Issuer;

(c)    to assign, Grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders any portion of the Trust Estate released from the lien of, and remitted to the Issuer pursuant to, the Indenture;

(d)    to enter into and perform its obligations under the Transaction Documents to which it is a party;

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(e)    to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f)    subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and payments to the Noteholders.

The Owner Trustee is hereby authorized to engage in the foregoing activities on behalf of the Issuer. Neither the Issuer nor the Owner Trustee on behalf of the Issuer shall engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

SECTION 2.4 Appointment of the Owner Trustee and the Delaware Trustee. Upon execution of this Agreement, the Owner Trustee shall continue as owner trustee of the Issuer and shall have all the rights, powers and duties set forth herein. Upon execution of this Agreement, the Delaware Trustee shall continue as Delaware trustee of the Issuer for the sole purpose of satisfying Section 3807(a) of the Statutory Trust Statute.

SECTION 2.5 Initial Capital Contribution of Trust Estate. As of the date of the Original Trust Agreement, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, of the foregoing contribution, which shall constitute the initial Trust Estate.

SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Transaction Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Statute, that this Agreement constitute the governing instrument of such statutory trust and that, for United States federal, state and local income, franchise and value added tax purposes, (i) for so long as the Issuer has, or is deemed to have, a single beneficial owner, it shall be disregarded as an entity separate from its single beneficial owner and (ii) if the Issuer has, or is deemed to have, more than one beneficial owner it shall be treated as a partnership that is not a “publicly traded partnership” as defined in Treasury Regulation Section 1.7704-1 promulgated under the Code, and this Agreement shall be amended to include such provisions as may be required under Subchapter K of the Code. The parties hereto agree that the Issuer will file or cause to be filed annual or other necessary tax returns, reports and other forms consistent with the foregoing tax characterization of the Issuer, as applicable, unless otherwise required by pertinent tax law. No election shall be made by or on behalf of the Issuer to be classified as an association taxable as a corporation for United States federal income tax purposes. Effective as of the date hereof, the Owner Trustee and the Delaware Trustee, as applicable, shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Issuer. The Owner Trustee and the Delaware Trustee filed the Certificate of Trust with the Secretary of State of the State of Delaware as required by Section 3810(a) of the

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Statutory Trust Statute, such filing hereby being ratified and approved in all respects. Notwithstanding anything herein or in the Statutory Trust Statute to the contrary, it is the intention of the parties hereto that the Issuer constitute a “business trust” within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code.

SECTION 2.7 Organizational Expenses; Liabilities of the Holders.

(a)    The Servicer shall pay organizational expenses of the Issuer as they may arise.

(b)    No Certificateholder (including the Depositor) shall have any personal liability for any liability or obligation of the Issuer.

SECTION 2.8 Title to the Trust Estate. Legal title to all of the Trust Estate shall be vested at all times in the Issuer as a separate legal entity.

SECTION 2.9 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee and the Delaware Trustee that:

(a)    Existence and Power. The Depositor is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, all power and authority required to carry on its business as now conducted. The Depositor has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Depositor to perform its obligations under the Transaction Documents.

(b)    Authorization and No Contravention. The execution, delivery and performance by the Depositor of each Transaction Document to which it is a party (i) have been duly authorized by all necessary limited liability company action on the part of the Depositor and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational instruments or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than, in the case of clauses (A), (B) and (C), violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Depositor’s ability to perform its obligations under, the Transaction Documents to which it is a party).

(c)    No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Depositor of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings which have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the ability of the Depositor to perform its obligations under the Transaction Documents to which it is a party.

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(d)    Binding Effect. Each Transaction Document to which the Depositor is a party constitutes the legal, valid and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

(e)    No Proceedings. There are no Proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Depositor of its obligations under this Agreement or any of the other Transaction Documents or the collectability or enforceability of the Receivables or (iv) relate to the Depositor that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

(f)    Situs of Issuer. The Issuer shall be located in the State of Delaware and administered in the State of Delaware or the State of New York. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the State of Delaware or the State of New York. The Issuer shall not have any employees in any state; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Issuer only in Delaware or New York and payments will be made by the Issuer only from Delaware or New York.

ARTICLE III

CERTIFICATES AND TRANSFER OF CERTIFICATES

SECTION 3.1 Initial Ownership. Upon the formation of the Issuer and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Issuer; and upon the issuance of the initial Certificate, the Depositor will no longer be a beneficiary of the Issuer, except to the extent that the Depositor is a Certificateholder.

SECTION 3.2 Authentication of Certificates.

(a)    Concurrently with the sale of the Transferred Assets to the Issuer pursuant to the Sale Agreement, the Owner Trustee shall cause the Certificates to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, its chief financial officer, its chief accounting officer, any vice president, its secretary, any assistant secretary, its treasurer or any assistant treasurer, without further corporate action by the Depositor.

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(b)    The Certificates shall represent 100% of the beneficial interest in the Issuer and shall, to the fullest extent permitted by applicable law, be fully paid and nonassessable.

SECTION 3.3 Form of the Certificates. The initial Certificate, upon issuance, will be a typewritten, definitive Certificate substantially in the form of Exhibit A hereto and shall be registered in the name of Fifth Third Holdings Funding, LLC or its nominee as the initial registered owner thereof.

SECTION 3.4 Registration of Certificates. The Owner Trustee, in its capacity as “Certificate Registrar” shall maintain at its office referred to in Section 2.2, or at the office of any agent appointed by it and approved in writing by the Certificateholders at the time of such appointment, a register (the “Certificate Register”) for the registration and transfer of any Certificate, and the Owner Trustee or such agent shall promptly notify the Indenture Trustee of any change in the registered ownership of a Certificate. Prior to the presentment for registration of transfer of any Certificate, the Owner Trustee and the Indenture Trustee or any agent of the Owner Trustee, the Indenture Trustee and the Depositor may treat the Person in whose name any Certificate is registered (as of the applicable Record Date) as the owner of such Certificate for the purpose of receiving distributions on such Certificate and for all other purposes whatsoever and unless the Certificate Register is notified of such change in ownership the only available recourse such transferee shall have shall be to the person in whose name the related Certificate is registered.

SECTION 3.5    Transfer of Certificates. (a) Any Certificateholder may assign, convey or otherwise transfer all or any of its right, title and interest in the related Certificate; provided, that:

(i)    (a) such transferee is either an Affiliate of the Depositor or (b) (1) is a Qualified Institutional Buyer, (2) is aware that the sale or resale of the Certificates to it is being made in reliance on the exemption from registration provided by Rule 144A, and (3) is acquiring the Certificates for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the owner exercises sole investment discretion;

(ii)    such transferee understands that the Certificates will bear the applicable legends set forth in Section 3.5(h);

(iii)    such transferee understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, none of the Certificates have been or will be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may be offered, resold, pledged or otherwise transferred solely in accordance with this Agreement and the applicable legend on such Certificates set forth below;

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(iv)    such transferee understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The transferee has had access to such financial and other information concerning the Issuer and the Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates. The transferee has such knowledge and experience in financial and business matters that the transferee is capable of evaluating the merits and risks of its investment in the Certificates, and the transferee and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of such investment;

(v)    such transferee will not offer, transfer, pledge, sell or otherwise dispose of the Certificates or any interest in the Certificates to any Person in any manner, or solicit any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any Person in any manner, or make any general solicitation by means of general advertising or in any other manner, or take any other action that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any other applicable securities laws or require registration pursuant thereto, and will not authorize any Person to act on its behalf, in such manner with respect to the Certificates;

(vi)    the Owner Trustee and the Issuer determine (based on the advice of counsel or such other information as they deem necessary or advisable) that the transfer complies with the requirements of clauses (d) and (f) of this Section 3.5;

(vii)    such Certificate may not be acquired by or for the account of or with the assets of a Benefit Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law;

(viii)    unless such transferee is an Affiliate of the Depositor, the transferee provides a Certificate Investor Representation Letter substantially in the form of Exhibit B; and

(ix)    such transferee acknowledges that the Issuer, the Owner Trustee and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties and agreements in this Section 3.5 and agrees that if any of the acknowledgements, representations, warranties or agreements made by it in connection with its purchase of the Certificates are no longer accurate, the transferee will promptly notify the Issuer and the Owner Trustee.

Each Certificateholder will represent and warrant that it is not (and will not be) a Benefit Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law and is not (and will not be) accepting or holding such Certificate (or any interest therein) on behalf of or with assets of a Benefit Plan or a governmental, non-U.S. or church plan which is subject to Similar Law. The Owner Trustee shall have no duty to independently determine that the requirement in

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clause (vi) above is met and shall incur no liability to any Person in the event the Certificateholder does not comply with such restrictions. Subject to the transfer restrictions contained herein and in the Certificates, any Certificateholder may transfer all or any portion of the Percentage Interest evidenced by such Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by this Section. Such transfer may be made by a registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of the Certificate to the Owner Trustee accompanied by (a) a written instrument of transfer in the form of the “Assignment” attached to the Form of Certificate attached hereto as Exhibit A and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require, (b) an executed direction letter regarding registration of such transfer in the form attached hereto as Exhibit D, and (c) the documents required by Sections 3.5(a)(viii) and 3.5(f) hereof. Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor’s Certificate, the Owner Trustee shall record the name of such transferee as a Certificateholder and its Percentage Interest in the Certificate Register and issue, execute and deliver to such Certificateholder a Certificate evidencing such Percentage Interest. In the event a transferor transfers only a portion of its Percentage Interest, the Owner Trustee shall register and issue to such transferor a new Certificate evidencing such transferor’s new Percentage Interest and shall issue, execute and deliver to such transferee a new Certificate evidencing such transferee’s Percentage Interest. Subsequent to each transfer of beneficial interest and upon the issuance of the new Certificate or Certificates, the Owner Trustee shall cancel and destroy the Certificate surrendered to it in connection with such transfer. The Owner Trustee may treat, for all purposes whatsoever (other than for purposes of clauses (d) and (e) of this Section 3.5), the Person in whose name any Certificate is registered as the sole owner of the Percentage Interest evidenced by such Certificate.

(b)    As a condition precedent to any registration of transfer under this Section 3.5, the Owner Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such transfer.

(c)    The Owner Trustee shall not be obligated to register any transfer of a Certificate unless the transferee has certified to the Owner Trustee that such transfer does not violate any of the transfer restrictions stated herein including, but not limited to clauses (d) and (e) of this Section 3.5. The Owner Trustee shall not be liable to any Person for registering any transfer based on such certifications.

(d) No transfer (or purported transfer) of all or any part of a Certificateholder’s interest (or any economic interest therein), whether to another Certificateholder or to a Person who is not a Certificateholder, shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a Certificateholder if, after such transfer (or purported transfer), the Issuer would have more than 95 direct or indirect holders of an interest in the Certificates and the Retained Notes. For purposes of determining whether the Issuer will have more than 95 holders of an interest in the Certificates and the Retained Notes, each Person indirectly owning an interest in a Certificate (or a Retained Note) through a partnership (including any entity treated as a partnership

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for United States federal income tax purposes), a grantor trust, an S corporation or an entity wholly owned and disregarded as separate from (within the meaning of Treasury Regulation Section 301.7701-3) any of the foregoing (each such entity, a “flow-through entity”) shall be treated as a Certificateholder (or as a Holder of a Retained Note), as applicable, unless the Depositor determines in its sole and absolute discretion, after consulting with qualified tax counsel, that less than substantially all of the value of the beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Issuer.

(e)    No transfer shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any proposed, temporary or final Treasury regulations thereunder.

(f)    Each transferee shall provide a certification of non-foreign status, in such form as may be requested by the Seller or the Owner Trustee (e.g., IRS Form W-9), signed under penalties of perjury (and such other certification, representations or opinion of counsel as may be requested by the Seller or the Owner Trustee), or other information or documentation requested by the Seller or the Owner Trustee to determine, in its sole discretion, that payments on such Certificates will not be subject to withholding under U.S. tax law.

(g)    If a Responsible Officer of the Owner Trustee becomes aware that (1) a transfer or attempted or purported transfer of any Certificate or interest therein was consummated in compliance with the provisions of this Section 3.5 on the basis of a materially incorrect certification from the transferor or purported transferee, (2) a transferee failed to deliver to the Owner Trustee the certificate required to be delivered under Section 3.5(a)(viii) or (3) the Certificateholder of any Certificate or interest therein is in material breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such Certificateholder, the Owner Trustee will direct the Certificate Registrar not to register such attempted or purported transfer and, if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall not operate to transfer any rights to the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding Certificateholder of such Certificateholder that was not a Disqualified Transferee shall be restored to all rights as a Certificateholder thereof retroactively to the date of the purported transfer of such Certificate by such Certificateholder.

(h)    Each Certificate will bear a legend to the following effect:

“THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS

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CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.”

(i)    Each transferee (including each purchaser and subsequent transferee as a condition precedent to any transfer of the Certificate) and, if different, each beneficial owner of a Certificate shall promptly provide the Issuer, Depositor and Administrator any reasonably requested information, documentation or material to enable the Issuer to make any of the elections described in Section 5.3(b) and otherwise comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law). Each Certificateholder (including each purchaser and subsequent transferee as a condition precedent to any transfer of the Certificate) and, if different, each beneficial owner of a Certificate shall hold the Issuer and its affiliates harmless for any expenses or losses (i) resulting from a beneficial owner of a Certificate not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) and (ii) attributable to the good faith management or defense of an audit under Sections 6221 through 6241 of the Code (or any corresponding provision of state law) or otherwise suffered due to actions the Issuer and its affiliates take in good faith with respect to and to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law).

(j)    As of the effective date of this Agreement, the Depositor intends to retain the Certificates. Although there is no present intent to effect any subsequent transfer of the Certificates, in the event that the Depositor did intend to transfer any of the Certificates to a third party, the parties to this Agreement pursuant to Section 11(f) will amend the transfer provisions in this Section 3.5 as necessary to prevent any application of the Treasury Regulations under Section 385 of the Code (including any subsequent or successor provision) that would result in the recharacterization of any of the Notes as equity.

SECTION 3.6 Lost, Stolen, Mutilated or Destroyed Certificates. If (i) any mutilated Certificate is surrendered to the Owner Trustee or (ii) the Owner Trustee receives evidence to its satisfaction that any Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to save it harmless, then, in the absence of notice to the Owner Trustee that such Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute and deliver a new Certificate for the same Percentage Interest in the Issuer as the Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such

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notations, if any, as the Owner Trustee shall determine. Upon the issuance of any new Certificate under this Section 3.6, the Issuer or Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Issuer and the Owner Trustee) connected therewith. If, after the delivery of such new Certificate a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents such original Certificate for transfer or payment, the Issuer and Owner Trustee shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking title therefrom, except a protected purchaser, and the Issuer and Owner Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer and Owner Trustee, in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.6 shall constitute complete and indefeasible evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Certificates.

SECTION 3.7 Appointment of the Certificate Paying Agent. At any time that a Certificate Distribution Account exists, having been established in accordance with the terms of the Indenture, the Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.5 and shall report the amounts of such distributions to the Owner Trustee and the Servicer. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be The Bank of New York Mellon, and any co-paying agent chosen by the Certificate Paying Agent. The Bank of New York Mellon shall be permitted to resign as Certificate Paying Agent upon thirty (30) days’ written notice to the Owner Trustee. If The Bank of New York Mellon shall no longer be the Certificate Paying Agent, the Administrator shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or a trust company). The Administrator shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Administrator to execute and deliver to the Owner Trustee a written agreement in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that, as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Subject to applicable laws with respect to the escheat of funds, the Certificate Paying Agent shall return all funds that have remained unclaimed by a Certificateholder for two (2) years to the Owner Trustee. Immediately upon its removal, a Certificate Paying Agent shall return all funds (including any unclaimed funds) in its possession to the Owner Trustee. The rights, protections and indemnities of the Owner Trustee under Article VII and Sections 8.2 and 9.2 of this Agreement shall apply to the Owner Trustee also in its role as Certificate Paying Agent for so long as the Owner Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

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SECTION 3.8 Maintenance of Office or Agency. As long as any of the Certificates remain Outstanding, the Issuer shall maintain at the applicable Corporate Trust Office, an office or agency where Certificates may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Certificates and this Agreement may be served. The Issuer hereby initially appoints the Owner Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Owner Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Owner Trustee with the address thereof, such surrenders, notices and demands may be made or served at the applicable Corporate Trust Office, and the Issuer hereby appoints the Owner Trustee as its agent to receive all such surrenders, notices and demands.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, unless the Indenture, the Sale Agreement or the Servicing Agreement, as applicable, provides that the consent of the Certificateholders shall not be required, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action (or such shorter notice acceptable to the Certificateholders), the Owner Trustee shall have notified each Certificateholder in writing of the proposed action and each Certificateholder shall not have notified the Owner Trustee in writing prior to the thirtieth (30th) day (or such shorter notice acceptable to the Certificateholders) after such notice is given that such Certificateholder has withheld consent or provided alternative direction:

(a)    the appointment pursuant to the Indenture of a successor Indenture Trustee;

(b)    the appointment pursuant to the Servicing Agreement of a successor Servicer; or

(c)    the consent to the assignment by the Note Registrar or the Indenture Trustee of its obligations under the Indenture or this Agreement.

SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Majority Certificateholders, to (a) except as expressly provided in the Transaction Documents, sell the Collateral after the termination of the Indenture in accordance with its terms, (b) remove the Administrator pursuant to Section 8 of the Administration Agreement or (c) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Majority Certificateholders at the time of such action.

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SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. To the fullest extent permitted by law, the Owner Trustee shall not have the power to commence a voluntary Proceeding in bankruptcy relating to the Issuer until one year and one day after the Note Balance of all Notes has been reduced to zero without the prior written approval of each Certificateholder and the delivery to the Owner Trustee by each Certificateholder of a certification that such Certificateholders reasonably believe that the Issuer is insolvent.

SECTION 4.4 Restrictions on Certificateholders’ Power. No Certificateholder shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to (i) any obligation of the Issuer or the Owner Trustee under this Agreement or any of the Transaction Documents, (ii) Section 2.3 or (iii) applicable law, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.5 Acts of Certificateholders; Majority Control. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Owner Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Article VI) conclusive in favor of the Owner Trustee and the Issuer, if made in the manner provided in this Section.

(b)    The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Owner Trustee deems sufficient.

(c)    The ownership of Certificates shall be proved by the Certificate Register.

(d)    Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind the Holder of every Certificate issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Owner Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Certificate.

(e)    Except as otherwise provided herein, to the extent that there is more than one Certificateholder, any action which may be taken or consent or instructions which may be given by the Certificateholder under this Agreement may be taken by the Majority Certificateholders at the time of such action.

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SECTION 4.6 Compliance with the FDIC Rule. The Owner Trustee shall (i) perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) use reasonable efforts to comply with any request of the Depositor or the Servicer to facilitate compliance with Article XII of the Indenture by the Fifth Third Parties.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1 Application of Trust Funds. Deposits into the Certificate Distribution Account shall be made in accordance with the provisions of the Indenture and this Agreement. On each Payment Date, after a Certificate Distribution Account has been established in accordance with the terms of the Indenture, the Certificate Paying Agent shall withdraw from the Certificate Distribution Account and distribute to the Certificateholders, pro rata based on the Percentage Interest of each Certificateholder, all funds received in accordance with the provisions of the Indenture and this Agreement. Subject to the lien of the Indenture, the Certificate Paying Agent shall promptly distribute to the Certificateholders all other amounts (if any) received by the Certificate Paying Agent on behalf of the Issuer in respect of the Trust Estate (pro rata based on the Percentage Interest of each such Certificateholder). After the termination of the Indenture in accordance with its terms, the Certificate Paying Agent shall distribute all amounts received (if any) by the Owner Trustee on behalf of the Issuer in respect of the Trust Estate in accordance with the provisions of this Agreement. If any withholding tax is imposed on any Issuer payment to, or is imposed on any allocable Issuer income of, a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.1; provided, that, the Owner Trustee shall not have an obligation to withhold any such amount if and for so long as the Depositor is the sole Certificateholder. The Owner Trustee will withhold from amounts otherwise allocable or distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings) upon the written direction of the Depositor. The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution or income allocation, the Owner Trustee may in its sole discretion withhold such amounts in accordance with this Section 5.1. If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

SECTION 5.2 Sarbanes-Oxley Act. Notwithstanding anything to the contrary herein or in any Transaction Document, the Owner Trustee shall not be required to execute, deliver or certify in accordance with the provisions of the Sarbanes-Oxley Act on behalf of the Issuer or any other Person, any periodic reports filed pursuant to the Exchange Act, or any other documents pursuant to the Sarbanes-Oxley Act.

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SECTION 5.3 Signature on Returns; Partnership Representative.

(a)    The Administrator shall prepare (or cause to be prepared) and shall sign, on behalf of the Issuer, the Issuer’s tax returns, if any, unless applicable law requires a Certificateholder to sign such documents. In the event that the Issuer is required to be treated as a partnership for United States federal income tax purposes, the Certificateholder that is a United States Tax Person holding the largest Certificate Percentage Interest shall sign the tax returns of the Issuer. In the event that two or more Certificateholders would be described in the preceding sentence then Certificateholder with the alphabetically first name shall be so designated.

(b)    In the event that the Issuer is classified as a partnership for federal income tax purposes, the Certificateholder that is a United States Tax Person holding the largest Certificate Percentage Interest (or if such Certificateholder is ineligible, an Affiliate of such Certificateholder that is a United States Tax Person) is hereby designated as the partnership representative under Section 6223(a) of the Code (and any corresponding provision of state law), and as the tax matters partner for any applicable state law purposes, unless it designates another person, and the Issuer (or Depositor or Administrator on its behalf) shall take any action necessary to effect such designation (including working with the Depositor to designate any designated individual required under the law). The Issuer shall or the Depositor or the Administrator shall cause the Issuer to, to the extent eligible, make the election under Section 6221(b) of the Code (and any corresponding provision of state law) with respect to determinations of adjustments at the partnership level and take any other action such as disclosures and notifications necessary to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the Issuer shall or the Depositor or the Administrator shall cause the Issuer to make the election under Section 6226(a) of the Code (and any corresponding provision of state law) with respect to the alternative to payment of imputed underpayment by partnership and take any other action such as filings, disclosures and notifications necessary to effectuate such election. Notwithstanding the foregoing, each of the Issuer, Depositor and Administrator is authorized, in its sole discretion, to make any available election related to Sections 6221 through 6241 of the Code (or any corresponding provision of state law) and take any action necessary for the Issuer to comply with Sections 6221 through 6241 of the Code (or any corresponding provision of state law).

SECTION 5.4 Accounting and Reports to Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis and the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including, if applicable, Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns and (c) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.1 with respect to income or distributions to Certificateholders.

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SECTION 5.5 Method of Payment. Subject to the Indenture, distributions required to be made to a Certificateholder on any Payment Date and all amounts received by the Issuer or the Owner Trustee on any other date that are payable to a Certificateholder pursuant to this Agreement or any other Transaction Document shall be made to such Certificateholder by wire transfer, in immediately available funds, to the account of such Certificateholder designated by such Certificateholder to the Owner Trustee in writing.

SECTION 5.6 Certificate Distribution Account. A Certificate Distribution Account shall be established pursuant to and solely to the extent required by Section 8.2 of the Indenture. The Certificateholders shall possess all right, title and interest in and to all funds on deposit from time to time in such Certificate Distribution Account and all proceeds thereof. Except as otherwise provided herein or in the Indenture, such Certificate Distribution Account shall be under the sole dominion and control of the Certificate Paying Agent for the benefit of the Certificateholders. If, at any time, such Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Servicer on behalf of the Owner Trustee, if such Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within ten (10) Business Days establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash then on deposit in the Certificate Distribution Account to such new Certificate Distribution Account. Funds in the Certificate Distribution Account shall remain uninvested.

SECTION 5.7 FATCA. The Depositor and each Certificateholder or holder of an interest in a Certificate covenants with the Owner Trustee and the Certificate Paying Agent that it will provide the Owner Trustee and the Certificate Paying Agent with sufficient information so as to enable the Owner Trustee and the Certificate Paying Agent to determine whether or not each of the Owner Trustee and the Certificate Paying Agent, respectively, is obliged, in respect of any payments to be made by it pursuant to this Trust Agreement, to make any withholding or deduction pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations, or agreements thereunder or official interpretations thereof or any intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any law implementing such an intergovernmental agreement). The Owner Trustee and the Certificate Paying Agent shall be entitled to deduct FATCA Withholding Tax and shall have no obligation to gross-up any payment hereunder or to pay any additional amount as a result of such FATCA Withholding Tax.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Issuer is named as a party, and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Issuer or the Owner Trustee is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and at the written direction of the Depositor, to execute on behalf of the Issuer and to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $300,000,000, Class A-2-A Notes in the aggregate principal amount of $447,368,000, Class A-2-B Notes in the aggregate principal amount of $52,632,000, Class A-3 Notes in the aggregate principal amount of $430,000,000 and Class A-4 Notes in the

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aggregate principal amount of $139,700,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Depositor, the Administrator or a Majority of the Certificateholders recommends or directs in writing with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent of each Certificateholder for such action.

SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents and to administer the Issuer in the interest of the Certificateholders, subject to Transaction Documents, and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement and shall have no duty to monitor the performance of the Administrator or any other Person under the Administration Agreement or any other document. The Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables. For the avoidance of doubt, the Owner Trustee shall not be required to perform any of the obligations of the Issuer under any Transaction Document that are required to be performed by the Bank, the Seller, the Servicer, the Depositor, the Administrator or the Indenture Trustee.

SECTION 6.3 Action upon Instruction. (a) Subject to Article IV, and in accordance with the Transaction Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

(b)    Subject to Section 7.1, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

(c)    Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document or is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of

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action to be adopted or application of such provision, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Majority Certificateholders (or, if specifically required, all Certificateholders) received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

(d)    The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation, at the request, order or direction of any Certificateholder or any other Person, unless such Certificateholder or such Person has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby, including such advances as the Owner Trustee shall reasonably request.

(e)    The Owner Trustee shall not be personally liable for any distribution made in accordance with the provisions set forth in Section 9.1(a).

SECTION 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing (including any filings required under the Sarbanes-Oxley Act) for the Issuer or to record this Agreement or any Transaction Document. The Bank of New York Mellon nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, The Bank of New York Mellon that are not related to the ownership or the administration of the Trust Estate. The Owner Trustee shall have no responsibility or liability for or with respect to the genuineness, value, sufficiency or validity of the Trust Estate.

SECTION 6.5 No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

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SECTION 6.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would for United States federal income, state and local income and franchise tax purposes, (i) affect the treatment of the Notes as indebtedness, (ii) be deemed to cause a taxable exchange of the Notes or (iii) cause the Issuer or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for United States federal income, state and local income or franchise and value added tax purposes. No Certificateholder shall direct the Owner Trustee to take action that would violate the provisions of this Section 6.6 or applicable law (and in the event any such direction is given by the Certificateholders to the Owner Trustee, the Owner Trustee shall not be obligated to follow such direction).

SECTION 6.7 Relevant Trustee. Following the payment in full of principal and interest on the Notes, the Owner Trustee shall assume the role of Relevant Trustee for all purposes under the Transaction Documents and shall perform the obligations of the Relevant Trustee under the Indenture. In furtherance of the foregoing, Article 7, Article 8 and Article 12 of the Indenture are hereby incorporated by reference into this Agreement.

SECTION 6.8 Reporting. Upon receipt by the Owner Trustee from the Depositor of any reports or general loan data, the Owner Trustee will forward such reports in the form received to the Certificateholders; provided, that the Owner Trustee shall not be required to forward any such reports to any Certificateholder who is the Depositor or an Affiliate of the Depositor. The Owner Trustee shall have no duty or obligations to review, verify or confirm the reports or any information contained therein, and shall have no liability in connection therewith. Delivery of the Servicer Certificate to the Owner Trustee, as provided for in the Transaction Documents, is for informational purposes only and the Owner Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Owner Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE VII

CONCERNING THE OWNER TRUSTEE AND THE DELAWARE TRUSTEE

SECTION 7.1 Acceptance of Trusts and Duties. Each of the Owner Trustee and the Delaware Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. Neither the Owner Trustee nor the Delaware Trustee shall be personally liable or accountable hereunder or under any Transaction Document under any circumstances notwithstanding anything herein or in the Transaction Documents to the contrary, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.5 expressly made by The Bank

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of New York Mellon or BNY Mellon Trust of Delaware, as applicable, in their individual capacities, (iii) for liabilities arising from the failure of The Bank of New York Mellon to perform obligations expressly undertaken by it in the third sentence of Section 6.4 or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee or the Delaware Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence) of the foregoing:

(a)    Neither the Owner Trustee nor the Delaware Trustee shall be personally liable for any error of judgment made in good faith by any of its officers or employees unless it is proved that such Persons were negligent in ascertaining the pertinent facts;

(b)    Neither the Owner Trustee nor the Delaware Trustee shall be liable with respect to any action taken or omitted to be taken in good faith by it in accordance with the instructions of the Depositor, the Administrator or any Certificateholder delivered in accordance with the terms of this Agreement;

(c)    No provision of this Agreement shall require the Owner Trustee or the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the exercise of its rights or powers hereunder;

(d)    Under no circumstances shall the Owner Trustee or the Delaware Trustee be personally liable for any representation, warranty, covenant, obligation or indebtedness of the Issuer;

(e)    Neither the Owner Trustee nor the Delaware Trustee shall be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any Person other than the Owner Trustee or the Delaware Trustee, as applicable, or for the form, character, genuineness, sufficiency, value or validity of the Trust Estate, or for or in respect of the accuracy, validity or sufficiency of any statement of any other party in the Transaction Documents, the Certificates or any other document supplied to the Owner Trustee or the Delaware Trustee;

(f)    Neither the Owner Trustee nor the Delaware Trustee shall be deemed to have knowledge or notice of any event or information, including any Event of Default, or be required to act upon any event or information (including the sending of any notice), unless written notice of such event or information is received by a Responsible Officer and such notice references the event or information. Absent written notice in accordance with this Section, the Owner Trustee and the Delaware Trustee may assume that no such event has occurred. Neither the Owner Trustee nor the Delaware Trustee shall have any obligation to inquire into, or investigate as to, the occurrence of any such event (including any Event of Default). For purposes of determining the Owner Trustee’s and the Delaware Trustee’s responsibility and liability hereunder, whenever reference is made in this Trust Agreement to any event (including, but not limited to, an Event

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of Default), such reference shall be construed to refer only to such event of which the Owner Trustee or the Delaware Trustee, as the case may be, has received written notice as described in this Section. Knowledge of the Owner Trustee and the Delaware Trustee shall not be attributed or imputed to The Bank of New York Mellon’s or BNY Mellon Trust of Delaware’s other roles in the transaction;

(g)    Each of the Owner Trustee and the Delaware Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Trust Agreement and the other Transaction Documents to which it is a party and no implied covenants or obligations shall be read into this Agreement or the other Transaction Documents against the Owner Trustee or the Delaware Trustee;

(h)    Neither the Owner Trustee nor the Delaware Trustee shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of any of the Depositor, the Certificateholders or the Administrator, unless the Depositor, such Certificateholders or the Administrator have advanced necessary costs and offered to the Owner Trustee or the Delaware Trustee, as the case may be, reasonable security or indemnity satisfactory to the Owner Trustee or the Delaware Trustee against the costs, expenses and liabilities that may be incurred by it therein or thereby. The right of each of the Owner Trustee and the Delaware Trustee to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and neither the Owner Trustee nor the Delaware Trustee shall be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act;

(i)    Anything in this Agreement to the contrary notwithstanding, in no event shall the Owner Trustee or the Delaware Trustee be liable under or in connection with this Agreement or the Trust for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits;

(j)    Neither the Owner Trustee nor the Delaware Trustee shall be required to investigate any claims with respect to any breach of a representation or warranty under any of the Transaction Documents. For the avoidance of doubt, neither the Owner Trustee nor the Delaware Trustee shall be responsible for evaluating the qualifications of any mediator or arbitrator, or be personally liable for paying the fees or expenses of any mediation or arbitration initiated by a requesting party; and

(k)    Neither the Owner Trustee nor the Delaware Trustee shall be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood

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that the Owner Trustee and the Delaware Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance of their respective obligations as soon as practicable under the circumstances.

SECTION 7.2 Preservation of Information; Communications to Certificateholders. (a) The Owner Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders received by the Owner Trustee in its capacity as the Certificate Registrar; provided, however, that so long as the Owner Trustee is the Certificate Registrar, no list separate from the Certificate Register shall be required to be preserved or maintained.

(b)    The Certificateholders may communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates. Upon receipt by the Owner Trustee of any written request by three or more Certificateholders or by one or more Certificateholders holding in the aggregate more than 25% of the Percentage Interests to receive a copy of the most current list of Certificateholders together with a copy of the communication that the applicant proposes to send, the Owner Trustee shall distribute such list to the requesting Certificateholders; provided, that the Owner Trustee may elect not to afford the requesting Certificateholders access to the list of Certificateholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Certificateholders, to all Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 7.3 Statements to Certificateholders.

(a)    Upon receipt of written notice from the Indenture Trustee pursuant to Section 7.4 of the Indenture of any change in the Indenture Trustee’s website pursuant to which the Relevant Trustee shall make available the Servicer’s Certificate, the Owner Trustee shall promptly give notice to each Certificateholder of such change.

(b)    To the extent the Owner Trustee has assumed the role of Relevant Trustee pursuant to the terms of Section 6.7, the Owner Trustee may make all reports or notices required to be provided by the Owner Trustee under Section 7.4 of the Indenture; provided, however, that the Owner Trustee shall, if requested by the Administrator, deliver any such reports or notices in writing to the Administrator. Any information that is disseminated in accordance with the provisions of this Section 7.3 shall not be required to be disseminated in any other form or manner. The Owner Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

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(c)    The Owner Trustee’s website shall be initially located at https://gctinvestorreporting.bnymellon.com or at such other address as shall be specified by the Owner Trustee from time to time in writing to the Certificateholders, the Servicer, the Issuer or any Paying Agent. In connection with providing access to the Owner Trustee’s website, the Owner Trustee may require registration and the acceptance of a disclaimer. The Owner Trustee shall not be liable for the dissemination of information in accordance with this Agreement. The Owner Trustee shall notify Certificateholders in writing of any changes in the address or means of access to the website where the reports are accessible. Assistance in access to the website can be obtained by calling the Owner Trustee’s customer service desk at (800) 332-4550.

SECTION 7.4 Notice of Events of Default. The Owner Trustee shall promptly give notice to each Certificateholder of any (a) Default or Event of Default of which it has been provided notice pursuant to Section 6.5 of the Indenture and (b) Servicer Replacement Event of which it has been provided notice pursuant to Section 6.1 of the Servicing Agreement.

SECTION 7.5 Representations and Warranties. (1) The Bank of New York Mellon hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

(a)    It is a New York banking corporation duly incorporated and validly existing in good standing under the laws of New York and having an office within the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)    It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)    This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

(d)    Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

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(2) BNY Mellon Trust of Delaware hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

(a)    It is a Delaware banking corporation duly organized and validly existing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)    It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)    This Agreement constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

(d)    Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

SECTION 7.6 Reliance; Advice of Counsel.

(a)    Neither the Owner Trustee nor the Delaware Trustee shall incur any personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. Each of the Owner Trustee and the Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee and the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other Authorized Officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee and the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon (the costs of which shall be paid by the party requesting such action). Neither the Owner Trustee nor the Delaware Trustee need investigate or re-calculate, evaluate, verify or independently determine the accuracy of any report, certificate, information, statement, representation or warranty or any fact or matter stated in any such document and, in the absence of bad faith on its part, may conclusively rely thereon as to the truth of the statements and the correctness of the opinions expressed therein.

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(b)    In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee and the Delaware Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, but the Owner Trustee and the Delaware Trustee shall not be personally liable for the conduct or misconduct of such agents, custodians, nominees (including Persons acting under a power of attorney) or attorneys selected with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons knowledgeable in the relevant area to be selected with reasonable care and employed by it at the expense of the Issuer. The Owner Trustee and the Delaware Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons.

SECTION 7.7 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, each of The Bank of New York Mellon and BNY Mellon Trust of Delaware acts solely as the Owner Trustee and the Delaware Trustee, respectively, hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee or the Delaware Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.8 The Owner Trustee and the Delaware Trustee May Own Notes. Each of the Owner Trustee and the Delaware Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes. Each of the Owner Trustee and the Delaware Trustee may deal with the Depositor, the Indenture Trustee, the Administrator and their respective Affiliates in banking transactions with the same rights as it would have if it were not the Owner Trustee or the Delaware Trustee, respectively, and the Depositor, the Indenture Trustee, the Administrator and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee, the Delaware Trustee and their Affiliates.

SECTION 7.9 Rule 144A Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Securities Exchange Act, upon the request of a Certificateholder, the Depositor shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Certificateholder, to a prospective purchaser of such Certificate designated by such Certificateholder or to the Owner Trustee for delivery to such Certificateholder or a prospective purchaser designated by such Certificateholder, as the case may be, in order to permit compliance by such Certificateholder and the Issuer with Rule 144A in connection with the resale of such Certificate by such Certificateholder. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

SECTION 7.10 Duties of the Delaware Trustee. The Delaware Trustee is appointed to serve as the trustee of the Issuer in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) Statutory Trust Statute that the Issuer have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the

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Delaware Trustee shall have none of the duties or liabilities of the Owner Trustee. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Issuer in the State of Delaware and (b) the execution of any certificates required to be filed by the Statutory Trust Statute which the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Statute. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto with respect to the Issuer, the beneficial owners thereof or any other person, it is hereby understood and agreed by the other parties hereto that such duties and liabilities will be replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Section 7.10. The Delaware Trustee shall have all the rights, privileges and immunities of the Owner Trustee. In addition to the foregoing, the Delaware Trustee also hereby agrees to execute and deliver all amendments or supplements to this Agreement, delivered to it for execution pursuant to Section 11.1, if such amendments or supplements do not materially or adversely affect the rights or duties of the Delaware Trustee.

ARTICLE VIII

COMPENSATION AND INDEMNIFICATION OF THE OWNER TRUSTEE AND THE DELAWARE TRUSTEE

SECTION 8.1 The Owner Trustee’s and the Delaware Trustee’s Compensation. The Depositor shall cause the Servicer to pay to The Bank of New York Mellon and BNY Mellon Trust of Delaware pursuant to Section 3.12 of the Servicing Agreement from time to time compensation for all services rendered by the Owner Trustee, the Certificate Paying Agent and the Delaware Trustee, as the case may be, under this Agreement pursuant to (i) a fee letter among the Servicer, the Owner Trustee and the Certificate Paying Agent and (ii) a fee letter between the Servicer and the Delaware Trustee (which compensation, in each case, shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); provided, however, that such fee letter with respect to the Owner Trustee may be amended from time to time after the date hereof to provide for the Owner Trustee’s role as Computation Agent and as agreed to by the Servicer and the Owner Trustee. The Servicer, pursuant to Section 3.12 of the Servicing Agreement and the fee letters described in the preceding sentence, shall reimburse the Owner Trustee, the Certificate Paying Agent and the Delaware Trustee upon their request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee, the Certificate Paying Agent and the Delaware Trustee, as applicable, in accordance with any provision of this Agreement (including the reasonable compensation, expenses and disbursements of such agents, experts and counsel as the Owner Trustee, the Certificate Paying Agent and the Delaware Trustee may employ in connection with the exercise and performance of their rights and its duties hereunder), except any such expense as may be attributable to their willful misconduct, negligence (other than an error in judgment) or bad faith. To the extent not paid by the Servicer, such fees and reasonable expenses shall be paid in accordance with Sections 8.5 or 5.4(b) of the Indenture, as applicable.

SECTION 8.2 Indemnification. The Depositor shall cause the Servicer to agree to indemnify the Owner Trustee, the Delaware Trustee and the Certificate Paying Agent, each in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents (the “Indemnified Parties”) from and against, any and all loss, liability, fee, expense, tax, penalty, action, suit, cost or claim (including reasonable legal fees and expenses (including any

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legal fees or expenses incurred in connection with any action or suit brought by an Indemnified Party to enforce any indemnification or other obligation of the Servicer)) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against The Bank of New York Mellon and BNY Mellon Trust of Delaware, each in its individual capacity and as trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of The Bank of New York Mellon or BNY Mellon Trust of Delaware hereunder; provided, however, that neither the Depositor nor the Servicer shall be liable for or required to indemnify The Bank of New York Mellon or BNY Mellon Trust of Delaware from and against any of the foregoing expenses arising or resulting from (i) The Bank of New York Mellon’s or BNY Mellon Trust of Delaware’s own willful misconduct, bad faith or negligence, (ii) the inaccuracy of any representation or warranty expressly made by The Bank of New York Mellon or BNY Mellon Trust of Delaware in their individual capacities or any representation or warranty made by The Bank of New York Mellon in accordance with Section 11.13 or Section 11.14, (iii) liabilities arising from the failure of The Bank of New York Mellon to perform obligations expressly undertaken by it in the third sentence of Section 6.4 or (iv) taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee or the Delaware Trustee. To the extent not paid by the Servicer, such indemnification shall be paid in accordance with Sections 8.5 or 5.4(b) of the Indenture, as applicable. The obligations under this Section 8.2 shall survive the resignation or removal of the Owner Trustee and the Delaware Trustee, or the termination or assignment of this Agreement or any of the other Transaction Documents.

SECTION 8.3 Payments to the Owner Trustee and to the Delaware Trustee. Any amounts paid to the Owner Trustee and to the Delaware Trustee pursuant to this Article VIII and Section 8.2(c) of the Indenture shall be deemed not to be a part of the Trust Estate immediately after such payment.

SECTION 8.4 Rights, Protections, Immunities and Indemnities of the Certificate Paying Agent Relevant Trustee and Paying Agent. The rights, protections, immunities and indemnities of the Owner Trustee under this Agreement are hereby extended to the Certificate Paying Agent, the Owner Trustee as Relevant Trustee, and the Certificate Paying Agent as Paying Agent under all of the Transaction Documents.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

SECTION 9.1 Termination of Trust Agreement.

(a)     The Issuer shall wind up, dissolve and terminate and this Agreement (other than provisions hereof which by their terms survive termination) shall terminate upon the final distribution by the Certificate Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Servicing Agreement and Article V of this Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any

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Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle any such Certificateholder’s legal representatives or heirs to claim an accounting or to take any Proceeding in any court for a partition or winding up of all or any part of the Issuer or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)    Notice of any dissolution and termination of the Issuer, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee to Certificateholders, and if the Owner Trustee is notified of a redemption of the Notes by the Administrator or the Issuer pursuant to Section 10.1(c) of the Indenture, such notice shall be mailed within five (5) Business Days of the Owner Trustee’s receipt of such notice from the Issuer or Administrator. Each such notice to a Certificateholder shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable and that payments are being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of each Certificate, the Certificate Paying Agent shall cause to be distributed to such Certificateholders, subject to Section 3808 of the Statutory Trust Statute, amounts distributable on such Payment Date pursuant to Article V.

(c)    In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any of the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust Estate after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the last Certificateholder of record identified in the Certificate Register for each such remaining Certificate.

SECTION 9.2 Dissolution of the Issuer. Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer as required by Section 3808 of the Statutory Trust Statute. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture

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Trustee is aware of no claims remaining against the Issuer in respect of the Indenture and the Notes, the Administrator, in the absence of actual knowledge of any other claim against the Issuer, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Act. At the direction of the Administrator, the Owner Trustee shall (i), upon surrender of the outstanding Certificates or as otherwise provided in Section 9.1(c), cause the Certificate Paying Agent to distribute the remaining Trust Estate (if any) in accordance with Section 9.1 hereof, and (ii) cause the Certificate of Trust to be cancelled by executing and filing, at the expense of the Depositor, a certificate of cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute, at which time the Issuer shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

SECTION 9.3 Limitations on Termination. Except as provided in Section 9.1, neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Issuer.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

SECTION 10.1 Eligibility Requirements for the Owner Trustee and the Delaware Trustee. The Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers, (ii) having a combined capital and surplus of at least $50,000,000 and (iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Delaware Trustee shall at all times be an institution satisfying the provisions of Section 3807(a) of the Statutory Trust Statute. In case at any time the Owner Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee or the Delaware Trustee, as applicable, shall resign immediately in the manner and with the effect specified in Section 10.2.

SECTION 10.2 Resignation or Removal of the Owner Trustee and the Delaware Trustee. Each of the Owner Trustee and the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Administrator, the Servicer, the Indenture Trustee and each Certificateholder. Upon receiving such notice of resignation, the Depositor and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, which satisfies the eligibility requirements set forth in Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Delaware Trustee, as applicable, and one copy to such successor Owner Trustee or Delaware Trustee, as applicable. If no successor Owner Trustee or Delaware Trustee, as applicable, shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee or Delaware Trustee, as applicable, may (at the expense of the Depositor (including without limitation reasonable attorney’s fees and expenses)) petition any court of competent jurisdiction

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for the appointment of a successor Owner Trustee or Delaware Trustee, as applicable; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee or Delaware Trustee, as applicable, from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

If at any time the Owner Trustee or Delaware Trustee, as applicable, shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor or the Administrator, or if at any time the Owner Trustee or Delaware Trustee, as applicable, shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or Delaware Trustee, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or Delaware Trustee or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Administrator may remove such Owner Trustee or Delaware Trustee, as applicable. If the Depositor or the Administrator shall remove the Owner Trustee or Delaware Trustee, as applicable, under the authority of the immediately preceding sentence, the Depositor and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Delaware Trustee, as applicable, so removed and one copy to the successor Owner Trustee or Delaware Trustee, as applicable, and shall pay all fees owed to the outgoing Owner Trustee or Delaware Trustee, as applicable.

Any resignation or removal of the Owner Trustee or Delaware Trustee, as applicable, and appointment of a successor Owner Trustee or Delaware Trustee, as applicable, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee or Delaware Trustee, as applicable, pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee or Delaware Trustee, as applicable. The Depositor shall provide (or shall cause to be provided) notice of such resignation or removal of the Owner Trustee or Delaware Trustee, as applicable, to each of the Rating Agencies.

SECTION 10.3 Successor Owner Trustee or Delaware Trustee. Any successor Owner Trustee or Delaware Trustee, as applicable, appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Administrator and to its predecessor Owner Trustee or Delaware Trustee, as applicable, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee or Delaware Trustee, as applicable, shall become effective and such successor Owner Trustee or Delaware Trustee, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee or Delaware Trustee, as applicable. The predecessor Owner Trustee or Delaware Trustee, as applicable, shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Delaware Trustee, as applicable, all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee or Delaware Trustee, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee, as applicable, all such rights, powers, duties and obligations.

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No successor Owner Trustee or Delaware Trustee, as applicable, shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee or Delaware Trustee, as applicable, shall be eligible pursuant to Section 10.1.

Upon acceptance of appointment by a successor Owner Trustee or Delaware Trustee, as applicable, pursuant to this Section, the Depositor shall mail (or shall cause to be mailed) notice of the successor of such Owner Trustee or Delaware Trustee, as applicable, to each Certificateholder, Indenture Trustee, the Noteholders and each of the Rating Agencies. If the Depositor shall fail to mail (or cause to be mailed) such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee or Delaware Trustee, as applicable, the successor Owner Trustee or Delaware Trustee, as applicable, shall cause such notice to be mailed at the expense of the Depositor. Any successor Delaware Trustee appointed pursuant to Section 10.2 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and the principal place of business of such successor Delaware Trustee in the State of Delaware.

SECTION 10.4 Merger or Consolidation of the Owner Trustee or the Delaware Trustee. Any Person into which the Owner Trustee or Delaware Trustee, as applicable, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee or Delaware Trustee, as applicable, shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Delaware Trustee, as applicable, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee or Delaware Trustee, as applicable, hereunder; provided, that such Person shall be eligible pursuant to Section 10.1; and provided, further that the Delaware Trustee shall file an amendment to the Certificate of Trust of the Issuer, if required by applicable law, and mail notice of such merger or consolidation to the Depositor, the Administrator and all Certificateholders.

SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting the activities of the Issuer under the Transaction Documents including any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Depositor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Depositor and the Owner Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

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Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)    all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, or as otherwise set forth in its appointment document, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Administrator or Majority Certificateholders;

(ii)    no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)    the Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and copies thereof given to the Depositor and the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Owner Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

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ARTICLE XI

MISCELLANEOUS

SECTION 11.1 Amendments.

(a)    Any term or provision of this Agreement may be amended by the parties hereto without the consent of the Indenture Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person subject to the satisfaction of one of the following conditions:

(i)    the Depositor delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Depositor notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)    This Agreement may also be amended from time to time by the parties hereto, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Note Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders. It will not be necessary for the Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if the Noteholders approve the substance thereof. The manner of obtaining such consents (and any other consents of the Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(c)    Prior to the execution of any amendment pursuant to this Section 11.1, the Depositor shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Issuer and the Indenture Trustee; provided, that no amendment pursuant to this Section 11.1 shall be effective which materially and adversely affects the rights, protections or duties of the Indenture Trustee without the prior written consent of such Person.

(d) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Delaware Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s

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Certificate from the Depositor or the Administrator stating that all conditions precedent to the execution and delivery of such amendment have been satisfied. Each of the Owner Trustee and the Delaware Trustee, as applicable, may, but shall not be obligated to, enter into any such amendment which materially and adversely affects the Owner Trustee’s or the Delaware Trustee’s, as applicable, own rights, privileges, duties or immunities under this Agreement.

(e)    Notwithstanding subsections (a) or (b) of this Section 11.1, this Agreement may only be amended by the Depositor if (i) the Majority Certificateholders consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Depositor or an Opinion of Counsel delivered to the Owner Trustee and the Delaware Trustee, materially and adversely affect the interests of the Certificateholders. It will not be necessary for the Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if the Certificateholders approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Certificateholders will be subject to such reasonable requirements as the Owner Trustee and the Delaware Trustee may prescribe.

(f)    Notwithstanding the foregoing, this Agreement may be amended without the consent of any Holder, Noteholder, Note Owner, the Issuer or any other person to add (as described in Section 3.5(h) hereof) transfer restrictions in Section 3.5 as necessary to prevent any application of the Treasury Regulations under Section 385 of the Code (including any subsequent or successor provision) that would result in the recharacterization of any of the Notes as equity; provided, however, that any such amendment that adversely affects the Owner Trustee’s, the Delaware Trustee’s or the Indenture Trustee’s, as applicable, own rights, privileges, indemnities, duties or obligations under this Agreement shall not be effective without the prior written consent of such affected party.

SECTION 11.2 No Legal Title to Trust Estate in Certificateholders. Neither the Depositor nor any Certificateholder shall have legal title to any part of the Trust Estate. Each Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of a Certificateholder to and in its ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware Trustee, the Depositor, the Administrator, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

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SECTION 11.4 Notices.

(a)    Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or email (if an applicable facsimile number or email address is provided on Schedule I to the Sale Agreement), and addressed in each case as specified on Schedule I to the Sale Agreement, or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto.

(b)    Any notice required or permitted to be given to any Certificateholder shall be given by first-class mail, postage prepaid, at the address shown in the Certificate Registrar. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

(c)    The Owner Trustee hereby agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured email, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Owner Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the list. If such party sending such instruction or direction elects to give the Owner Trustee email or facsimile instructions (or instructions by a similar electronic method) and the Owner Trustee in its discretion elects to act upon such instructions, the Owner Trustee’s understanding of such instructions shall be deemed controlling. The Owner Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Owner Trustee’s reliance upon and compliance with such instructions notwithstanding whether such instructions conflict or are inconsistent with a subsequent written instruction. The party sending such instruction or direction agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Owner Trustee, including without limitation the risk of the Owner Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, regardless of whether delivered in physical or electronic form, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors, the Delaware Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

SECTION 11.8 No Petition.

(a)    To the fullest extent permitted by applicable law, each of the Owner Trustee (in its individual capacity and as the Owner Trustee, by entering into this Agreement), the Delaware Trustee (in its individual capacity and as the Delaware Trustee, by entering into this Agreement), the Depositor, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence, join or institute against, with any other Person, any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided, that the foregoing shall in no way limit the rights of such parties to pursue any other creditor rights or remedies that such Persons may have against the Issuer under applicable law. Without limiting the foregoing, in no event shall the Owner Trustee authorize, institute or join in any bankruptcy or similar Proceeding described in the preceding sentence other than in accordance with Section 4.3.

(b)    The Depositor’s obligations under this Agreement are obligations solely of the Depositor and will not constitute a claim against the Depositor to the extent that the Depositor does not have funds sufficient to make payment of such

36	Amended and Restated Trust Agreement (FTAT 2019-1)

obligations. In furtherance of and not in derogation of the foregoing, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this Agreement, the Delaware Trustee (in its individual capacity and as the Delaware Trustee), by entering into or accepting this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby acknowledges and agrees that such Person has no right, title or interest in or to the Other Assets of the Depositor. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, each of the Owner Trustee, the Delaware Trustee, the Indenture Trustee, each Noteholder or Note Owner and each Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Person further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this Agreement, the Delaware Trustee (in its individual capacity and as the Delaware Trustee), by entering into or accepting this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section and the terms of this Section may be enforced by an action for specific performance. The provisions of this Section will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

SECTION 11.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.10 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

37	Amended and Restated Trust Agreement (FTAT 2019-1)

SECTION 11.11 Waiver of Jury Trial. To the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document or any matter arising hereunder or thereunder.

SECTION 11.12 Information Requests. The parties hereto shall provide any information reasonably requested by the Seller, the Servicer, the Issuer, the Depositor or any of their Affiliates at the expense of the Seller, the Servicer, the Issuer, the Depositor or any of their Affiliates, as applicable, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

SECTION 11.13 Form 10-D and Form 10-K Filings. So long as the Depositor is filing Exchange Act Reports with respect to the Issuer and until the Depositor notifies the Owner Trustee and the Delaware Trustee that such action is no longer required (i) no later than each Payment Date, the Owner Trustee and the Delaware Trustee, as applicable, shall notify the Depositor of any Form 10-D Disclosure Item with respect to the Owner Trustee or the Delaware Trustee, as applicable, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor; provided that no such notification need be made if there has been no change to such Form 10-D Disclosure Items from those disclosed on the previous Payment Date, and (ii) on or before March 15 of each calendar year for so long as the Depositor is filing Exchange Act Reports with respect to the Issuer, commencing on March 15, 2020, the Owner Trustee and the Delaware Trustee shall, upon written request of the Depositor, each deliver to the Depositor the certification substantially in the form attached hereto as Exhibit E or such form as mutually agreed upon by the Depositor and the Owner Trustee or the Delaware Trustee, as applicable, regarding any affiliations or relationships (as contemplated in Item 1119 of Regulation AB) between the Owner Trustee or the Delaware Trustee, as applicable, and any Item 1119 Party and any Form 10-D Disclosure Item.

SECTION 11.14 Form 8-K Filings. So long as the Depositor is filing Exchange Act Reports with respect to the Issuer and until the Depositor notifies the Owner Trustee and the Delaware Trustee, as applicable, that such action is no longer required, the Owner Trustee or the Delaware Trustee, as applicable, shall promptly notify the Depositor, but in no event later than four (4) Business Days after its occurrence, of any Reportable Event described in clause (e) of the definition thereof with respect to the Owner Trustee or the Delaware Trustee, as applicable, of which a Responsible Officer of the Owner Trustee or the Delaware Trustee, as applicable, has actual knowledge (other than a Reportable Event described in clause (e) of the definition thereof as to which the Depositor or the Servicer has actual knowledge). The Owner Trustee and the Delaware Trustee shall be deemed to have actual knowledge of any such event solely to the extent that it relates to the Owner Trustee or the Delaware Trustee, as applicable, in its individual capacity or any action by the Owner Trustee or the Delaware Trustee, as applicable, under this Agreement.

SECTION 11.15 Information to Be Provided by the Owner Trustee and the Delaware Trustee. The Owner Trustee and the Delaware Trustee shall provide the Depositor and the Servicer (each, a “Transaction Party” and, collectively, the “Transaction Parties”) with (i) notification, as soon as practicable and in any event within five (5) Business Days, of all written demands communicated to a Responsible Officer of the Owner Trustee or the Delaware Trustee for the

38	Amended and Restated Trust Agreement (FTAT 2019-1)

purchase, repurchase or replacement of any Receivable pursuant to Section 3.6 of the Servicing Agreement or Section 3.3 of the Receivables Sale Agreement, as applicable, and (ii) promptly upon reasonable request in writing by a Transaction Party, any other information reasonably requested by a Transaction Party that is in the Owner Trustee’s or the Delaware Trustee’s possession and reasonably accessible to it to facilitate compliance by the Transaction Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Owner Trustee or the Delaware Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act with respect to the transactions contemplated by the Transaction Documents, nor shall it have (A) any responsibility or liability for making any filing to be made by a securitizer under the Exchange Act or Regulation AB or (B) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities with respect to the transactions contemplated by the Transaction Documents. A demand does not include general inquiries, including investor inquiries, regarding asset performance or possible breaches of representations or warranties.

SECTION 11.16 USA Patriot Act Compliance. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act, the Owner Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Owner Trustee. The parties to this Agreement agree that they will provide the Owner Trustee with such information as it may request in order for the Owner Trustee to satisfy the requirements of the USA Patriot Act.

[Remainder of Page Intentionally Left Blank]

39	Amended and Restated Trust Agreement (FTAT 2019-1)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Owner Trustee

By:

Name:
Title:

S-1	Amended and Restated Trust Agreement (FTAT 2019-1)

BNY MELLON TRUST OF DELAWARE, as Delaware Trustee

By:

Name:
Title:

S-2	Amended and Restated Trust Agreement (FTAT 2019-1)

FIFTH THIRD HOLDINGS FUNDING, LLC, as Depositor

By:

Name:
Title:

S-3	Amended and Restated Trust Agreement (FTAT 2019-1)

EXHIBIT A

FORM OF CERTIFICATE

NUMBER	% PERCENTAGE INTEREST
R-	CUSIP NO.
ISIN

FIFTH THIRD AUTO TRUST 2019-1

CERTIFICATE

Evidencing the 100% Percentage Interest in all of the assets of the Issuer (as defined below), which consist primarily of motor vehicle receivables, including motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, light-duty trucks and vans.

(This Certificate does not represent an interest in or obligation of Fifth Third Holdings, LLC, Fifth Third Holdings Funding, LLC, Fifth Third Bank or any of their respective Affiliates, except to the extent described below.)

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) BY OR FOR THE ACCOUNT OF OR WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DESCRIBED BY SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (C) ANY ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN THE ENTITY (EACH A “BENEFIT PLAN”) OR (D) A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

THIS CERTIFIES THAT [                    ] is the registered owner of a [    ]% nonassessable, fully-paid Percentage Interest in the Trust Estate of FIFTH THIRD AUTO TRUST 2019-1, a Delaware statutory trust (the “Issuer”) formed by Fifth Third Holdings Funding, LLC, a Delaware limited liability company, as depositor (the “Depositor”).

The Issuer was created pursuant to a Trust Agreement dated as of March 26, 2019 (as amended and restated as of May 8, 2019, (the “Trust Agreement”)), among the Depositor, The Bank of New York Mellon, not in its individual capacity, but solely as owner trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, not in its individual capacity, but solely as Delaware trustee (the “Delaware Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Sale Agreement, dated as of May 8, 2019, between the Depositor and the Issuer as the same may be amended or supplemented from time to time.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The provisions and conditions of the Trust Agreement are hereby incorporated by reference as though set forth in their entirety herein.

The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, the Servicing Agreement and the Trust Agreement, as applicable.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

By accepting this Certificate, the Certificateholder hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such Person shall not authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such Person shall not commence or join with any other Person in commencing any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

By accepting and holding this Certificate (or any interest herein), the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law and is not purchasing on behalf of a Benefit Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law, and that the Holder is a United States Person as defined in Code Section 7701(a)(30).

It is the intention of the parties to the Trust Agreement that, solely for purposes of United States federal income or state and local income, franchise and value added tax purposes, (1) for so long as the Issuer has, or is deemed to have, but a single beneficial owner, including a single beneficial owner of the Certificates, it shall be disregarded as an entity separate from its single beneficial owner and (2) if the Issuer has, or is deemed to have, more than one beneficial owner, including more than one beneficial owner of its Certificates, it shall be treated as a partnership that is not a “publicly traded partnership” as defined in Treasury Regulation Section 1.7704-1 promulgated under the Code. No election shall be made by or on behalf of the Issuer to be classified as an association taxable as a corporation for United States federal income tax purposes. By accepting this Certificate, the Certificateholder agrees to take no action inconsistent with the foregoing intended tax treatment.

By accepting this Certificate, the Certificateholder acknowledges that this Certificate represents a Percentage Interest only and does not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Certificate, the Trust Agreement or any other Transaction Document.

Each Certificateholder, by acceptance of this Certificate, acknowledges and agrees that the purpose of Article XII of the Indenture is to facilitate compliance with the FDIC Rule by the Bank, the Depositor, the Servicer, FTH LLC and the Issuer (collectively, the “Fifth Third Parties”) and that the interpretations of the requirements of the FDIC Rule may change over time, whether due to interpretive guidance provided by the FDIC or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees that the provisions set forth in Article XII of the Indenture shall have the effect and meanings that are appropriate under the FDIC Rule as such effect and meanings change over time on the basis of evolving interpretations of the FDIC Rule.

IN WITNESS WHEREOF, the Issuer has caused this Certificate to be duly executed.

FIFTH THIRD AUTO TRUST 2019-1

By: The Bank of New York Mellon, not in its individual capacity, but solely as Owner Trustee

Dated:
By:
Name:
Title:

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Owner Trustee

By:
Authenticating Agent

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                                                         ]

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, (Asset Backed Certificate No. R-[ ] issued by Fifth Third Auto Trust 2019-1), and all rights thereunder, hereby irrevocably constituting and appointing

                                                 Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises

Dated:                             , [            ]

[TRANSFEROR]

By:

Name:
Title:

EXHIBIT B

FORM OF CERTIFICATE INVESTOR REPRESENTATION LETTER

Relating to the

Fifth Third Auto Trust 2019-1 Asset Backed Certificates

Fifth Third Auto Trust 2019-1, as Issuer c/o The Bank of New York Mellon 101 Barclay Street Floor 7 West New York, New York 10286 Attention: Asset Backed Securities Unit – Fifth Third Bank 2019-1	The Bank of New York Mellon, as Owner Trustee 101 Barclay Street Floor 7 West New York, New York 10286 Attention: Asset Backed Securities Unit – Fifth Third Bank 2019-1

[Transferor] [Address]

Ladies and Gentlemen:

In connection with the purchase or acquisition of one or more certificates issued by Fifth Third Auto Trust 2019-1 (the “Certificates”) pursuant to the Amended and Restated Trust Agreement, dated as of May 8, 2019 (the “Trust Agreement”), among Fifth Third Holdings Funding, LLC, a Delaware limited liability company, as the depositor (the “Depositor”), The Bank of New York Mellon, a New York banking corporation, not in its individual capacity, but solely as the owner trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, a Delaware banking corporation, not in its individual capacity, but solely as the Delaware trustee (the “Delaware Trustee”), the transferee named below (the “Transferee”) hereby represents, warrants, covenants and agrees as follows (terms used but not defined herein have the respective meanings given to such terms in the Trust Agreement):

1.

The Transferee understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act of 1933, as amended (the “Act”), none of the certificates have been or will be registered under the Act and if in the future, the Transferee decides to offer, resell, pledge or otherwise transfer the certificates, such certificates may be offered, resold, pledged or otherwise transferred solely in accordance with the Trust Agreement and the legend set forth in paragraph 11 below.

2.	The Transferee understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances.

B-1	Amended and Restated Trust Agreement (FTAT 2019-1)

3.

The Transferee has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks of investments in the Certificates, and the Transferee and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment.

4.

The Transferee has had access to such financial and other information concerning the Issuer and the Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates.

5.

The Transferee will not offer, transfer, pledge, sell or otherwise dispose of the Certificates or any interest in the Certificates to any person in any manner, or solicit any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner, or make any general solicitation by means of general advertising or in any other manner, or take any other action that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or any other applicable securities laws or require registration pursuant thereto, and will not authorize any person to act on its behalf, in such manner with respect to the Certificates.

6.

The Transferee is either (a) an affiliate of the Depositor or (b) (i) a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (a “Qualified Institutional Buyer”), (ii) aware that the sale or resale of the Certificates to it is being made in reliance on the exemption from registration provided by Rule 144A under the Act, and (iii) is acquiring the Certificates for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which it exercises sole investment discretion.

7.

Unless such person is an Affiliate of the Depositor, the Transferee agrees that it will not offer or sell, or otherwise transfer the Certificates to any person unless the transferee of the Certificates has executed a Certificate Investor Representation Letter.

8.

The Transferee acknowledges and agrees that the Owner Trustee shall not be obligated to register any transfer of the Certificates unless the transferee has certified to the Owner Trustee that such transfer does not violate any of the transfer restrictions stated in the Trust Agreement, and that the Owner Trustee shall not be liable to any Person for registering any transfer based on such certifications.

9.

The Transferee acknowledges and agrees that no transfer (or purported transfer) of any Certificate shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no person shall otherwise become a Certificateholder, if, after such transfer (or purported transfer), the Issuer would have more than 95 direct or indirect holders of an interest in the Certificates and the Retained Notes. For purposes of determining whether the Issuer will have more than 95 holders of an interest in the Certificates and the Retained Notes, each Person indirectly owning an interest in a Certificate (or a Retained Note) through a partnership (including any entity treated as a partnership for United States federal income tax purposes), a grantor trust, an S

B-2	Amended and Restated Trust Agreement (FTAT 2019-1)

corporation or an entity wholly owned and disregarded as separate from (within the meaning of Treasury Regulation Section 301.7701-3) any of the foregoing (each such entity, a “flow-through entity”) shall be treated as a Certificateholder (or as a Holder of a Retained Note), as applicable, unless the Depositor determines in its sole and absolute discretion, after consulting with qualified tax counsel, that less than substantially all of the value of the beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Issuer.

10.

The Transferee acknowledges and agrees that no transfer of any Certificate shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any proposed, temporary or final United States Treasury regulations thereunder.

11.

The Transferee understands that if a Responsible Officer of Owner Trustee becomes aware that (a) a transfer or attempted or purported transfer of any Certificate or interest therein was consummated in compliance with the provisions of the Trust Agreement on the basis of a materially incorrect certification from the transferor or purported transferee, (b) a transferee failed to deliver to the Owner Trustee a Certificate Investor Representation Letter or (c) the Certificateholder of any Certificate or interest therein is in material breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such Certificateholder, the Owner Trustee will direct the Certificate Registrar not to register such attempted or purported transfer and, if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall not operate to transfer any rights to the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding Certificateholder of such Certificateholder that was not a Disqualified Transferee shall be restored to all rights as a Certificateholder thereof retroactively to the date of the purported transfer of such Certificate by such Certificateholder.

12.	The Transferee understands that the Certificates bear a legend to the following effect:

“THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.”

B-3	Amended and Restated Trust Agreement (FTAT 2019-1)

13.

The Transferee is not purchasing or holding the Certificates (or any interest therein) by or for the account of or with the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA), which is subject to Title I of ERISA, (b) a “plan” as described by Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code, (c) any entity deemed to hold the assets of any of the foregoing by reason of such employee benefit plan’s or plan’s investment in the entity or (d) a governmental, church, non-U.S. or other plan that is subject to any federal, state, local or other law that is substantially similar to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code.

14.

The Transferee is a person who is a United States Tax Person and has provided to the Owner Trustee, the Administrator and the Certificate Paying Agent two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-9 (or applicable successor form) certifying that it is not subject to backup withholding.

15.

The Transferee acknowledges that the Issuer, the Owner Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations, warranties and agreements and agrees that if any of the acknowledgments, representations, warranties or agreements made by it in connection with its purchase of the Certificates are no longer accurate, the Transferee will promptly notify the Issuer and the Owner Trustee.

16.

The Transferee hereby acknowledges and agrees that its purchase or acquisition of the Certificates is subject to the confidentiality terms set forth in a confidentiality agreement in a form acceptable to the Depositor and the Bank to be attached hereto.

This letter is not a commitment by the Transferee to purchase any Certificate or a commitment to sell any Certificate to the Transferee.

You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

[Signature Page Follows]

B-4	Amended and Restated Trust Agreement (FTAT 2019-1)

Any photocopy, facsimile or other copy of this letter shall be deemed of equal effect as a signed original.

Executed by

Name of Transferee

By:

Name:
Title:

Transferee’s Address:

Telephone:

Facsimile:

B-5	Amended and Restated Trust Agreement (FTAT 2019-1)

EXHIBIT C

FORM OF NOTICE OF REQUESTS TO REPURCHASE RECEIVABLES

[            ]

[Depositor]

[Servicer]

Re:	Fifth Third Auto Trust 2019-1 – Notice of Requests to Repurchase Receivables

Reference is hereby made to the Amended and Restated Trust Agreement, dated as of May 8, 2019 (the “Trust Agreement”), among Fifth Third Holdings Funding, LLC, as depositor (the “Depositor”), The Bank of New York Mellon, not in its individual capacity, but solely as owner trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, not in its individual capacity, but solely as Delaware trustee (the “Delaware Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Trust Agreement. This Notice is being delivered pursuant to Section 11.15 of the Trust Agreement.

The Owner Trustee hereby certifies as to the checked option below:

[    ] During the period from and including [                    ] to but excluding [                    ], the Owner Trustee received no requests from the holders of any of the Notes or Certificates outstanding during that period requesting that any Receivables be repurchased with respect to such Notes or Certificates.

[    ] During the period from and including [                    ] to but excluding [                    ], the Owner Trustee received one or more requests from the holders of any of the Notes or Certificates outstanding during that period requesting that any Receivables be repurchased with respect to such Notes or Certificates. Copies of such requests received in writing are attached hereto, and details of any such requests received orally are as set forth below:

Date of Request

Number of Receivables

Aggregate Principal Balance of Receivables Subject to Request

[REMINDER OF PAGE INTENTIONALLY LEFT BLANK]

C-1	Amended and Restated Trust Agreement (FTAT 2019-1)

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

C-2	Amended and Restated Trust Agreement (FTAT 2019-1)

EXHIBIT D

FORM OF REGISTRATION OF CERTIFICATE TRANSFER DIRECTION LETTER

PURSUANT TO THE TRUST AGREEMENT

[            ], 20[    ]

The Bank of New York Mellon

as Certificate Registrar and Owner Trustee

of Fifth Third Auto Trust 2019-1

101 Barclay Street

Floor 7 West New York, New York 10286

Attention: Asset Backed Securities Unit – Fifth Third Bank 2019-1

Reference is hereby made to the Amended and Restated Trust Agreement, dated as of May 8, 2019 (the “Trust Agreement”), among Fifth Third Holdings Funding, LLC, as Depositor (the “Depositor”), The Bank of New York Mellon, not in its individual capacity, but solely as Owner Trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, not in its individual capacity, but solely as Delaware Trustee (the “Delaware Trustee”), governing Fifth Third Auto Trust 2019-1 (the “Issuer”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Trust Agreement.

You are hereby notified that [name of Transferor] (the “Transferor”) has transferred its [    ]% beneficial interest in the Issuer evidenced by Certificate No.         . Enclosed, please find the following documentation as required by the Trust Agreement:

1.	Original Certificate No. R-[ ] for cancellation;

2.	Written instrument of transfer executed by Transferor with signature medallion guaranteed;[1]

3.	Incumbency certificate of Transferor certified by an officer of the Transferor;

4.	Certificate Investor Representation Letter executed by Transferee;

5.	[FormW-9][applicable successor form] of Transferee.

You are hereby directed, as Owner Trustee and Certificate Registrar, to take the following actions to register the certificate transfer in the order enumerated below:

[1]	[Please use form of Assignment attached to the back of the Form of Certificate on Exhibit A of the Trust Agreement.]

D-1	Amended and Restated Trust Agreement (FTAT 2019-1)

a)

cancel and dispose of, in accordance with the customary practices of the Owner Trustee, the Certificate representing [        ] Percentage Interest in the Issuer, bearing certificate number R-[    ], registered in the name of the Transferor;

b)

execute and authenticate one or more Certificates, as specified in Schedule A hereto, representing the relevant Percentage Interest in the Issuer specified in Schedule A hereto, bearing such appropriate certificate number as determined by the Certificate Registrar and to register said Certificate in the name of the Transferee specified in the corresponding column on Schedule A hereto; and

c)	to deliver said authenticated Certificates to the addresses specified in the corresponding column on Schedule A hereto.

The wire instructions of each Certificateholder are set forth on Schedule A hereto.

The undersigned Transferee hereby certifies to the Owner Trustee that the transfer requested hereby does not violate any of the transfer restrictions stated in the Trust Agreement, including but not limited to clauses (d) and (e) of Section 3.5 thereof.

[Signature Page Follows]

E-2	Amended and Restated Trust Agreement (FTAT 2019-1)

[TRANSFEROR]

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

E-3	Amended and Restated Trust Agreement (FTAT 2019-1)

SCHEDULE A

[To be updated]

Name of Transferee	Tax ID Number of Transferee	Percentage Interest[2]	Delivery Address	Wire Instructions

[2]	Aggregate Percentage Interest of new Certificates must match the Percentage Interest of the transferred Certificate being cancelled pursuant to (a) above.

E-4	Amended and Restated Trust Agreement (FTAT 2019-1)

EXHIBIT E

FORM OF OWNER TRUSTEE’S ANNUAL CERTIFICATION

REGARDING ITEM 1117 AND ITEM 1119 OF REGULATION AB

Reference is made to the Form 10-K of Fifth Third Auto Trust 2019-1 (the “Form 10-K”) for the fiscal year ended December 31, 20[    ]. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Form 10-K.

The Bank of New York Mellon, a New York banking corporation (“BNYM”), does hereby certify to the Sponsor, the Depositor and the Issuing Entity that:

1.    We confirmed on [    ] that the following continues to fulfill the Reg AB 1117 reporting requirement for BNYM:

“In the ordinary course of business, The Bank of New York Mellon is named as a defendant in or made a party to pending and potential legal actions. In connection with its role as trustee of certain residential mortgage-backed securitization (“RMBS”) transactions, The Bank of New York Mellon has been named as a defendant in a number of legal actions brought by RMBS investors. These lawsuits allege that the trustee had expansive duties under the governing agreements, including the duty to investigate and pursue breach of representation and warranty claims against other parties to the RMBS transactions. While it is inherently difficult to predict the eventual outcomes of pending actions, The Bank of New York Mellon denies liability and intends to defend the litigations vigorously.”

2.    As of the date of the Form 10-K, to best of the knowledge of the undersigned officer, there are no affiliations, as contemplated by Item 1119 of Regulation AB, between BNYM and any of Fifth Third Bank, an Ohio banking corporation, Fifth Third Holdings, LLC, Fifth Third Holdings Funding, LLC, the Indenture Trustee and the Issuing Entity, or any affiliates of such parties.

IN WITNESS WHEREOF, BNYM has caused this certificate to be executed in its corporate name by an officer thereunto duly authorized.

Dated:            , 20[    ]

The Bank of New York Mellon

By:

Name:
Title:

E-1

FORM OF DELAWARE TRUSTEE’S ANNUAL CERTIFICATION

REGARDING ITEM 1117 AND ITEM 1119 OF REGULATION AB

Reference is made to the Form 10-K of Fifth Third Auto Trust 2019-1 (the “Form 10-K”) for the fiscal year ended December 31, 20[    ]. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Form 10-K.

BNY Mellon Trust of Delaware, a Delaware banking corporation (“BNYMDE”), does hereby certify to the Sponsor, the Depositor and the Issuing Entity that:

1.    We confirmed on [    ] that the following continues to fulfill the Reg AB 1117 reporting requirement for BNYMDE

“In the ordinary course of business, The Bank of New York Mellon is named as a defendant in or made a party to pending and potential legal actions. In connection with its role as trustee of certain residential mortgage-backed securitization (“RMBS”) transactions, The Bank of New York Mellon has been named as a defendant in a number of legal actions brought by RMBS investors. These lawsuits allege that the trustee had expansive duties under the governing agreements, including the duty to investigate and pursue breach of representation and warranty claims against other parties to the RMBS transactions. While it is inherently difficult to predict the eventual outcomes of pending actions, The Bank of New York Mellon denies liability and intends to defend the litigations vigorously.”

2.    As of the date of the Form 10-K, to best of the knowledge of the undersigned officer, there are no affiliations, as contemplated by Item 1119 of Regulation AB, between BNYMDE and any of Fifth Third Bank, an Ohio banking corporation, Fifth Third Holdings, LLC, Fifth Third Holdings Funding, LLC, the Indenture Trustee and the Issuing Entity, or any affiliates of such parties.

IN WITNESS WHEREOF, BNYMDE has caused this certificate to be executed in its corporate name by an officer thereunto duly authorized.

Dated:            , 20[    ]

BNY Mellon Trust of Delaware

By:

Name:
Title:

E-2	Amended and Restated Trust Agreement (FTAT 2019-1)